UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2018 (October 22, 2018)

Gray Television, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13796	58-0285030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road,
Atlanta GA		30319
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 404-504-9828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 22, 2018, Gray Television, Inc. (the “Company”) issued a press release (the “Press Release”) that disclosed, among other things, updates to certain previously announced guidance for the third quarter of 2018. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

Beginning on October 22, 2018, the Company intends to meet with and make presentations to prospective lenders in connection with a proposed senior credit facility refinancing and incremental term loan, the aggregate proceeds of which the Company intends to use to refinance its outstanding senior credit facility and, along with other funds, to complete the Company’s pending merger with Raycom Media, Inc. (including its consolidated entities being acquired, “Raycom”). In these presentations, the Company expects to include certain business and financial information relating to Raycom’s historical results of operations and financial condition, and the Company’s historical and expected results of operations and financial condition (after giving effect to the pending merger with Raycom and other completed or pending transactions). A copy of the slides that the Company will use in connection with such meetings and presentations is furnished as Exhibit 99.2 hereto and incorporated herein by this reference.

The Company is also furnishing herewith the following historical consolidated financial statements of Raycom (which consolidated financial statements include financial information and results of operations of certain Raycom television stations that Gray has agreed to sell or divest and that will not be retained by Gray):

•	Raycom’s audited consolidated carve-out financial statements as of and for the years ended December 31, 2017, 2016 and 2015 (with independent auditors’ report thereon).

•

Raycom’s unaudited condensed consolidated carve-out financial statements as of June 30, 2018 and for the six-month periods ended June 30, 2018 and 2017 (with independent auditors’ review report thereon).

The foregoing financial statements of Raycom are furnished hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by this reference.

The Company’s senior credit facility consists of a revolving credit facility and a term loan. The Company also announced in the Press Release that it is proposing, subject to market and other conditions, to amend and extend the maturity date of its revolving credit facility and amend its current term loan. The Press Release attached hereto as Exhibit 99.1 is incorporated into this Item 7.01 by reference. The information set forth under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Gray Television, Inc., on October 22, 2018

99.2	Prospective Lender Meeting Slides

99.3	Raycom audited consolidated carve-out financial statements as of and for the years ended December 31, 2017, 2016 and 2015

99.4	Raycom unaudited condensed consolidated carve-out financial statements as of June 30, 2018 and for the six-month periods ended June 30, 2018 and 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.

Date: October 22, 2018	By:	/s/ James C. Ryan
		Name:	James C. Ryan
		Title:	Executive Vice President and Chief Financial Officer